UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	June 30, 2005

             Hudson Highland Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

             622 Third Avenue, New York, New York  10017
(Address of principal executive offices, including zip code)

             (212) 351-7300
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

                          On June 30, 2005, Hudson Highland Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Robert W. Baird & Co. Incorporated, William Blair & Company, L.L.C. and Stephens Inc. (collectively, the “Underwriters”).

                          Pursuant to the Underwriting Agreement, the Company agreed to sell and the Underwriters agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 3,223,640 shares of the Company’s common stock, par value $0.001 per share, and accompanying preferred share purchase rights, at a price per share of $14.89, less an underwriting discount of $0.89 per share and commissions. The Public Offering is expected to close on July 6, 2005.

                          Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, and liabilities arising from breaches of the Company’s representations and warranties contained in the Underwriting Agreement.

                          The common stock sold pursuant to the Underwriting Agreement was registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-124064) and an additional Registration Statement on Form S-3 (Registration No. 333-126243) that the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                          The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1 and is incorporated herein by reference.

Item 8.01.	Other Events.

                          The information set forth in Item 1.01 is incorporated herein by reference.

                          In connection with the Company filing with the Securities and Exchange Commission a definitive prospectus supplement, dated June 30, 2005, and prospectus, dated April 22, 2005, relating to the Public Offering described above, the Company is filing as exhibits to this Current Report an opinion and consent of Foley & Lardner LLP, legal counsel to the Company, issued to the Company as to the validity of the shares of common stock (and accompanying preferred share purchase rights) being offered in the Public Offering.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(1)	Underwriting Agreement, dated June 30, 2005, among Hudson Highland Group, Inc., Robert W. Baird & Co. Incorporated, William Blair & Company, L.L.C. and Stephens Inc.

(5)	Opinion of Foley & Lardner LLP, dated June 30, 2005.

(23)	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: June 30, 2005	By: /s/ Richard W. Pehlke
Richard W. Pehlke
Executive Vice President and
Chief Financial Officer

HUDSON HIGHLAND GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(1)	Underwriting Agreement, dated June 30, 2005, by and among Hudson Highland Group, Inc., Robert W. Baird & Co. Incorporated, William Blair & Company, L.L.C. and Stephens Inc.

(5)	Opinion of Foley & Lardner LLP, dated June 30, 2005.

(23)	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).